United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 12, 2017

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 12, 2017, the registrant, FNB Bancorp, issued a news release announcing that its application to list its common stock on The NASDAQ Global Select Market has been approved by The NASDAQ Stock Market LLC. Trading in FNB Bancorp common stock under the ticker symbol “FNBG” is expected to commence on The NASDAQ Global Select Market on Thursday, April 13, 2017.

A copy of the News Release issued by the registrant on April 12, 2017, announcing this event, is attached to this report as Exhibit 99.01 and is incorporated here by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.01	- News Release dated April 12, 2017, announcing the listing of FNB Bancorp common stock on The Nasdaq Global Select Market

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (registrant)

Dated: April 12, 2017	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer